UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 5, 2008

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531	06-159-7083
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Agreement and Plan of Merger and Amalgamation
On August 5, 2008, General Maritime Corporation (the “Company”) entered into a definitive Agreement and Plan of Merger and Amalgamation (the “Merger Agreement”) with Arlington Tankers Ltd. (“Arlington”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Galileo Merger Corporation, a wholly-owned subsidiary of Galileo Holding Corporation (“New Parent”), a newly-formed subsidiary of the Company and Arlington, will merge with and into the Company, with the Company continuing as the surviving corporation of such merger (the “Merger”), and Arlington will amalgamate with Archer Amalgamation Limited, a wholly owned subsidiary of New Parent, with the resulting amalgamated company continuing as the surviving entity (the “Amalgamation”). As a result of the Merger and the Amalgamation: (i) the Company and Arlington will each become a wholly-owned subsidiary of New Parent, which will be renamed “General Maritime Corporation”; and (ii) Arlington’s stockholders will receive 1 share in New Parent for each Arlington share held, and the Company’s stockholders will receive 1.34 shares in New Parent for each Company share held. Upon consummation of the transactions contemplated by the Merger Agreement, including the Merger and the Amalgamation, shareholders of Arlington will hold approximately 27% of the outstanding common stock of New Parent and shareholders of the Company will hold approximately 73% of the outstanding common stock of New Parent. The Merger Agreement is subject to approval by the respective stockholders of the Company and Arlington, required regulatory approvals, and certain other conditions. Although the transaction is expected to be completed by the end of the fourth quarter of 2008, there can be no assurance that the transaction will be completed during such timeframe, or at all.
The foregoing description of the Merger Agreement, the Merger and the Amalgamation does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 hereto, which is incorporated herein by reference.
The Company has received a Commitment Letter, dated August 1, 2008, from Nordea Bank Finland plc, New York Branch, as administrative agent and collateral agent for the lenders party to the Company’s Credit Agreement, dated as of October 26, 2005 (as amended) (the “Credit Agreement”), and from the necessary lenders, agreeing to amend the Credit Agreement in order to give effect to the transactions contemplated by the Merger Agreement. The lenders’ obligations under the Commitment Letter are subject to certain customary terms and conditions, including conditions relating to the transactions contemplated by the Merger Agreement and the parties entering into definitive documentation with respect to such amendments.
On August 6, 2008, the Company and Arlington issued a joint press release announcing the transaction. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference except for the third, fourth, and eighth paragraphs thereof, which contain quoted remarks.

Item 3.03.	Material Modification to Rights of Security Holders.
At a special meeting of the Board of Directors of the Company on August 5, 2008, the Board approved an amendment (the “Amendment”) to the Company’s Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of August 31, 2006. The Amendment, among other things, provides that the rights under the Rights Agreement will not become exercisable as a result of the Merger Agreement and the transactions contemplated thereby, and that the Rights Agreement will be terminated immediately prior to the consummation of the Merger.
The Amendment will be filed with the Securities and Exchange Commission by amendment to this Form 8-K once it has been fully executed.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements if Certain Officers.

The Company also announced that, contingent upon the closing of the transactions contemplated by the Merger Agreement, it expects Peter Georgiopoulos to remain as Chairman of New Parent and the Company and to step down as President and CEO, with John Tavlarios becoming President of New Parent. As Chairman, Mr. Georgiopoulos will continue to focus on strategy and transactional operations of the combined company.
In addition to the foregoing, the revised arrangements with Mr. Georgiopoulos are expected to include the following:
•	Mr. Georgiopoulos will commit to serve as Chairman for three (3) years, if elected.

•	Mr. Georgiopoulos’s ‘evergreen’ employment arrangement as well as all obligations of the Company to pay salary or severance will terminate.

•	The obligations of the Company to reimburse Mr. Georgiopoulos on a “grossed-up” basis for any excise tax in connection with a change of control of the Company will terminate.

•	Mr. Georgiopoulos will repay an outstanding loan of $485,467 from the Company.

•	The Company will pay Mr. Georgiopoulos $22 million as consideration for terminating the employment and severance arrangements and guarantee him $8 million as a bonus for 2008.

•	Mr. Georgiopoulos’ registration rights agreement with the Company will be amended in connection with completion of the transactions contemplated by the Merger Agreement.

•	As Chairman, Mr. Georgiopoulos will receive New Parent’s standard director retainer payment. He will be eligible for bonuses at the discretion of the New Parent’s independent compensation committee and board based on his involvement in successful strategic and transactional work for New Parent.

•	Mr. Georgiopoulos will continue to receive healthcare coverage from the Company, and the Company will pay certain legal fees incurred by Mr. Georgiopoulos in connection with updating his employment agreement for tax matters that will no longer be relevant as well as any antitrust filings fees in connection with the transactions contemplated by the Merger Agreement.
The foregoing arrangements are subject to the completion of definitive documentation.
The Company expects to achieve substantial cost savings for salary and support expenses in connection with this transition, including as a result of ceasing to operate a corporate jet.
Information concerning Messrs. Georgiopoulos and Tavlarios is set forth on page 4 of the Company’s proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 11, 2008, which information is incorporated herein by reference. Peter C. Georgiopoulos and John C. Georgiopoulos, the Company’s Executive Vice President, Chief Administrative Officer, Treasurer & Secretary are brothers. There are no other family relationships expected to exist among New Parent’s or the Company’s executive officers and directors. Information concerning certain transactions with the Company in which Messrs. Georgiopoulos or Tavlarios may have a direct or indirect material interest is set forth under the headings “Certain Relationships and Related Transactions — Loans,” “—Transactions with Genco Shipping & Trading Limited,” “— Transactions with Aegean Marine Petroleum Network, Inc.,” and “— Charter of Company Aircraft for Non-Business Flights” on pages 26 and 27 of the Company’s proxy statement for its 2008 annual meeting of stockholders, which information is incorporated herein by reference.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and observations. Included among the important factors that, in the view of the Company and Arlington, could cause actual results to differ materially from the forward looking statements contained in this press release are the following: the ability to obtain the approval of the transaction by the Company’s and Arlington’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the ability to realize the expected benefits to the degree, in the amounts or in the timeframe anticipated; the ability to integrate Arlington’s businesses with those of the Company in a timely and cost-efficient manner; changes in demand; a material decline in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs, including, without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company’s or Arlington’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, the combined company’s anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s or Arlington’s vessels; and other factors listed from time to time in the Company’s or Arlington’s filings with the Securities and Exchange Commission, including, without limitation, their respective Annual Reports on Form 10-K for the year ended December 31, 2007 and their respective subsequent reports on Form 10-Q and Form 8-K. The ability of the Company, Arlington, or the combined company to pay dividends in any period will depend upon factors including applicable provisions of law and the final determination by the board of directors each quarter after its review of the combined company’s financial performance. The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves. As a result, the amount of dividends actually paid may vary from the amounts currently estimated. The Company and Arlington disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.
Important Additional Information About This Transaction Will Be Filed With The SEC
In connection with the proposed transaction, the Company and Arlington will file with the SEC a Registration Statement on Form S-4 and the Company and Arlington will file with the SEC and mail to their respective shareholders a Joint Proxy Statement/Prospectus in connection with the proposed transaction. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus regarding the proposed transaction carefully when it becomes available because it will contain important information about the Company, Arlington, the proposed transaction and related matters. You may obtain a free copy of the Joint Proxy Statement/Prospectus (when available) and other related documents filed by the Company and Arlington with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when it is filed) and the other documents may also be obtained for free by accessing the Company’s website at www.generalmaritimecorp.com or by accessing Arlington’s website at www.arlingtontankers.com.
The Company and Arlington, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 11, 2008, which are filed with the SEC. Information regarding Arlington’s directors and executive officer is contained in Arlington’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 23, 2008, which are filed with the SEC. In addition, Mr. Georgiopoulos will receive benefits from the Company in connection with the executive transition discussed above, and the Company intends to discuss with Edward Terino, currently the Chief Executive Officer, President, and Chief Financial Officer of Arlington Tankers, a consulting arrangement for assistance in the post-closing transition period. Furthermore, the Board of Directors of Arlington Tankers is contemplating an award of a bonus to Mr. Terino in the amount of $750,000 pursuant to the Arlington’s 2008 Bonus

Plan. A more complete description of such arrangements will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

2.1
Agreement and Plan of Merger and Amalgamation, by and among Arlington Tankers Ltd., Galileo Holding Corporation, Archer Amalgamation Limited, Galileo Merger Corporation, and General Maritime Corporation, dated as of August 5, 2008. (1)

99.1	Joint Press Release of General Maritime Corporation and Arlington Tankers Ltd., issued on August 6, 2008.

(1)	Certain exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of such exhibits or schedules to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION (Registrant)
	By:	/s/ John C. Georigopoulos
		Name:	John C. Georgiopoulos
Date: August 6, 2008		Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger and Amalgamation, by and among Arlington Tankers Ltd., Galileo Holding Corporation, Archer Amalgamation Limited, Galileo Merger Corporation, and General Maritime Corporation, dated as of August 5, 2008. (1)

99.1	Joint Press Release of General Maritime Corporation and Arlington Tankers Ltd., issued on August 6, 2008.

(1)	Certain exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of such exhibits or schedules to the SEC upon request.